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Exhibit 99: Peoples Financial Corporation Press Release Dated May 3, 2000



                                THE PEOPLES BANK
                              FOR IMMEDIATE RELEASE


                                                  For more information contact:
                                                  JENNIFER CRANE
                                                  MARKETING/TRAINING OFFICER
                                                  (228) 435-8643
                                                  BEEPER (228) 432-4820


          PEOPLES FINANCIAL CORPORATION APPROVED FOR LISTING ON NASDAQ


     Wednesday, May 3, 2000



Peoples Financial Corporation has announced their approval for registration on the NASDAQ Small Cap Market. The company will make its listing available May 10, 2000, and will be listed under the symbol PFBX.

Peoples Financial Corporation, headquartered in Biloxi, Mississippi, is the parent company of The Peoples Bank.